Exhibit 99.1

Union Bankshares Corporation Completes Acquisition of Access National Corporation; Intends to Rebrand its bank from Union Bank & Trust to Atlantic Union Bank
RICHMOND, Va., Feb. 1, 2019 -- Union Bankshares Corporation (“Union”) today announced the completion of its acquisition of Access National Corporation (“Access”). This transaction strengthens Union’s presence in Virginia’s most populous market, Northern Virginia.
Under the terms of the merger agreement, Access shareholders received 0.75 shares of Union common stock in exchange for each share of Access common stock they owned, with cash paid in lieu of fractional shares. Based on the $31.56 January 31, 2019 closing price of Union common stock, the deal value was approximately $500 million.
“Access was the last piece of the jigsaw puzzle for Union to complete its Virginia footprint and further solidifies our position as the first statewide independent regional bank headquartered in the Commonwealth in nearly 20 years,” said John C. Asbury, President and CEO of Union. “Our combined lending power and footprint will bring additional convenience to our customers and better position ourselves as a stronger competitor against the large national banks, super regional banks and smaller community banks alike.”
In accordance with the merger agreement, Michael W. Clarke has been appointed to the Board of Directors of Union. Clarke, 57, has agreed to serve as a consultant to the company for a period of one year to ensure a successful merger integration and assist in business development.  Clarke has served as President, CEO and a director of Access since its formation in 2002, and has served as CEO and a director of Access National Bank since its formation in 1999.
Based on financial information reported as of December 31, 2018, the combined company would have total assets of approximately $16.8 billion, deposits of approximately $12.2 billion and loans of approximately $11.9 billion. Union will operate the former Access National Bank branches as Access National Bank, a division of Union Bank & Trust of Richmond, Virginia or Middleburg Bank, a division of Union Bank & Trust of Richmond, Virginia, until systems are converted in May 2019.
REBRAND
Union’s recent acquisitions of Access and Xenith Bank, which have strengthened the institution and expanded its reach, have also added complexity to the brand portfolio. As a way to ensure recognition and clarity in marketplace, Union Bank & Trust is expected to unify the bank’s operations under the Atlantic Union Bank brand starting in May 2019, subject to any necessary approvals.

“We want a unifying brand that makes it easy for our customers to recognize us no matter where they live, work and play throughout the Mid-Atlantic region - from Virginia to North Carolina and Maryland,” said Asbury.
“The ‘Union’ name has been a focal point of the institution’s history for nearly 100 years and it was important to retain this link to our past. ‘Union’ is key because it represents the unification of multiple community banks that have come together over time to deliver better banking to our customers. Additionally, the new name references our geographic expansion throughout the Mid-Atlantic region from Maryland to North Carolina. Atlantic Union Bank is the perfect marriage between who we are today and where we came from.
Chief Marketing Officer Duane Smith confirmed customers throughout the region were surveyed to review and evaluate the new name and image. “We listened to consumers in the community and they responded most positively to the Atlantic Union Bank name. We couldn’t be happier with the results; it is an exciting and logical evolution for an established, respected and proud institution,” said Smith. “Atlantic Union Bank is a distinctive name that will be coupled with an energizing new look, enabling customers to easily and immediately identify with their bank. It sends a clear message we are transforming into a unified and growing provider of financial services.”
Union will retain the Middleburg brand to identify its core wealth management businesses.
As part of the brand change, Union Bankshares Corporation intends to change its name to Atlantic Union Bankshares Corporation, subject to shareholder and other approvals.
ABOUT UNION BANKSHARES CORPORATION
Headquartered in Richmond, Virginia, Union Bankshares Corporation (Nasdaq: UBSH) is the holding company for Union Bank & Trust, which now has 155 branches, seven of which are operated as Xenith Bank, a division of Union Bank & Trust of Richmond, Virginia, and 15 of which will be operated as Access National Bank, a division of Union Bank & Trust of Richmond, Virginia or Middleburg Bank, a division of Union Bank & Trust of Richmond, Virginia, and approximately 200 ATMs located throughout Virginia and in portions of Maryland and North Carolina. Certain non-bank affiliates of the holding company include: Old Dominion Capital Management, Inc. and its subsidiary Outfitter Advisors, Ltd., Dixon, Hubard, Feinour, & Brown, Inc. and Capital Fiduciary Advisors, LLC, all of which provide investment advisory services; Middleburg Investment Services, LLC, which provides brokerage services; and Union Insurance Group, LLC, which offers various lines of insurance products.
Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements also include statements as to the anticipated impact of the Union acquisition of Access, including future financial and operating results, ability to successfully integrate the combined businesses, the amount of cost savings, overall operational efficiencies and enhanced revenues as well as other statements regarding the acquisition. Such forward-

looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of Union or its management about future events. Although Union believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of Union will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, including but not limited to, the businesses of Union and Access may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, expected revenue synergies and cost savings from the acquisition may not be fully realized or realized within the expected time frame, revenues following the acquisition may be lower than expected, customer and employee relationships and business operations may be disrupted by the acquisition, the diversion of management time on acquisition-related issues, and other risk factors, many of which are beyond the control of Union. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Union’s Annual Report on Form 10-K for the year ended December 31, 2017, and Access’s Annual Report on Form 10-K for the year ended December 31, 2017 and comparable “risk factors” sections of Union’s and Access’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Union or its business or operations. Readers are cautioned not to rely too heavily on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and Union does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Additional information on the Company is available at http://investors.bankatunion.com.
Contact:
Beth Shivak, Vice President and Director of Corporate Communications
Beth.Shivak@BankAtUnion.com, 804.327.5746

Bill Cimino, Vice President and Director of Investor Relations
Bill.Cimino@BankAtUnion.com, 804.448.0937

Logo to be used by Atlantic Union Bank effective upon brand change